Exhibit 1.01

VIASAT, INC. CONFLICT

MINERALS REPORT

Reporting Period:

January 1, 2025 – December 31, 2025

This Conflict Minerals Report (this “Report”) of Viasat, Inc. for calendar year 2025 has been prepared pursuant to Rule 13p-1 under the Securities Exchange Act of 1934, as amended (the “Rule”). The Rule imposes certain reporting obligations on every registrant having conflict minerals that are necessary to the functionality or production of a product manufactured by the registrant or contracted by the registrant to be manufactured. Please refer to the Rule, Special Disclosure Report on Form SD (“Form SD”) and the 1934 Act Release No. 34-67716 (August 22, 2012) for definitions of the terms used in this Report, unless otherwise defined herein. This Report does not address any conflict minerals that were “outside the supply chain” prior to January 31, 2013, as any such conflict minerals are exempted under the Rule and Form SD. References in this Report to “Viasat,” “we,” “us” and “our” mean Viasat, Inc. and its consolidated subsidiaries.

A. Overview

We are an innovative, global provider of communications technologies and services, focused on making connectivity accessible, available and secure for current and future customers worldwide. By leveraging our own satellite fleet and its advantages, existing national operator partnerships, plus coverage and capacity from leading third-party satellites and constellations, our services are designed to provide customers with the essential capacity density, market access, speed, bandwidth and responsiveness they need. Our end-to-end multi-band platform of satellites, ground infrastructure and user terminals enables us to provide a wide array of cost-effective, high-quality broadband, narrowband and other connectivity solutions to aviation, maritime, enterprise, consumer, military and government users around the globe, whether on the ground, in the air or at sea. In addition, our government business includes a portfolio of communications gateways; situational awareness and command and control products and services; satellite communication products and services across various frequency bands; and cybersecurity and information assurance products and services.

We manufacture or contract to manufacture a variety of advanced satellite-based and wireless products, systems and solutions. We have determined that the Rule applies to our business because necessary conflict minerals are contained in our products.

Therefore, in accordance with the Rule and Form SD, we have conducted, in good faith, a reasonable country of origin inquiry (“RCOI”) with our suppliers that was reasonably designed to determine whether any conflict minerals in our products originated in the Democratic Republic of Congo (“DRC”) or an adjoining country (collectively, “Covered Countries”) or are from recycled or scrap sources. Based on our RCOI, we had reason to believe that, in calendar year 2025, necessary conflict minerals contained in our products may have originated in the Covered Countries, and had reason to believe that such necessary conflict minerals may not be from recycled or scrap sources. Therefore, given the possibility that necessary conflict minerals in our products may have originated from Covered Countries and may not be from recycled or scrap sources, we have conducted due diligence on the source and chain of custody of those conflict minerals.

B. Design of Conflict Minerals Program

We designed our conflict minerals program to conform in all material respects with the internationally recognized due diligence framework developed by The Organisation for Economic Co-operation and Development (“OECD”). See OECD (2016), OECD Due Diligence Guidance for Responsible Supply Chains of Minerals from Conflict-Affected and High-Risk Areas: Third Edition, OECD Publishing, available at http://www.oecd.org/daf/inv/mne/OECD-Due-Diligence-Guidance-Minerals-Edition3.pdf and the related Supplements for gold, tin, tantalum and tungsten (collectively, the “OECD Guidance”).

Our conflict minerals program has been designed to address each of the five steps in the OECD Guidance due diligence framework as they relate to our position as a “downstream” purchaser in the conflict minerals supply chain, namely:

•	establish strong company management systems regarding conflict minerals;

•	identify and assess risks in our supply chain;

•	design and implement a strategy to respond to identified risks in our supply chain;

•	utilize independent third-party audits of smelters and refiners; and

•	report publicly on our supply chain due diligence.

Because we are a downstream supplier, we are many steps removed from the mining of conflict minerals. The components and materials contained in our products are supplied by a large number of suppliers, through multiple tiers of distribution. Once minerals are in the supply chain, determining the smelter or the origin of minerals is a challenging process, and we are realistic about the limitations on what we can identify and control.

Consistent with these limitations, the OECD Guidance acknowledges that the requirements for compliance should reflect a company’s position in the supply chain. In particular, the OECD Guidance states that the implementation of due diligence should be tailored to a company’s activities and relationships and that the nature and extent of due diligence may vary based on a company’s size, products, relationships with suppliers and other factors. Due to practical difficulties associated with supply chain complexities, the OECD Guidance advises that downstream companies exercise due diligence primarily by establishing controls over their immediate suppliers. The Responsible Minerals Initiative (“RMI”) guidance on implementing the OECD Guidance further recommends that, in conducting due diligence, downstream companies identify relevant or highest priority “tier-1” (direct) suppliers and focus their due diligence efforts on those priority suppliers first. Suggested factors for prioritizing tier-1 suppliers include annual spend.

Company Management Systems

We have established an internal conflict minerals program to manage risks in our supply chain through policies and procedures that are designed to help us understand whether the minerals in our products contribute to the ongoing conflict in the DRC. As part of our program, we have established and maintain company management systems that involve multiple levels of our organization.

Viasat’s Statement on Conflict Minerals (which is publicly available on our website at www.viasat.com/legal/legal-statements) reflects our commitment to respect human rights through our responsible sourcing practices, as well as our commitment to avoid practices that may contribute to human rights abuses.

Our conflict minerals steering committee oversees the design and execution of our conflict minerals program. Members of our steering committee include senior executives from our finance, legal, operations, engineering and supply chain departments. The steering committee’s responsibilities include reviewing and approving our Statement on Conflict Minerals, the design of our conflict minerals program and the results of our RCOI and due diligence measures. Our steering committee meets as required during each calendar year to review and discuss our conflict minerals program and is briefed as to the status and findings of the supply chain due diligence we conduct each year.

Our conflict minerals program is managed by a cross-functional compliance team, comprised of representatives from our contracts, supply chain, quality, finance and legal groups. This compliance team reports directly to our conflict minerals steering committee.

In addition to the company management systems described above, we have also implemented the following company management controls:

•

we provide our Statement on Conflict Minerals to all of our high-to-medium risk “tier-1” (direct) suppliers that supply relevant components and materials to us (referred to in this Report as our “Tier-1 Suppliers”) and communicate to them our expectations as to our supply chain and the responsible sourcing of conflict minerals;

•	we have adopted internal procedures with respect to conflict minerals into our quality management system (QMS);

•	we have put in place a grievance mechanism regarding our conflict minerals program;

•	we have established and maintain a central repository of information to facilitate analysis and identification of supplier responses received from our supply chain due diligence; and

•	we have incorporated provisions on conflict minerals as part of our standard terms and conditions for purchase orders.

We also support industry forums that share and communicate information and develop policies on conflict minerals. We are a long-standing member of the RMI, an organization committed to the responsible sourcing of conflict minerals, and also provide funding to non-profit and industry initiatives that support the responsible sourcing of conflict minerals through our RMI membership.

Identification and Assessment of Supply Chain Risk

We have developed and implemented a risk management plan to identify and assess risks in our supply chain. To identify and assess these risks, we identify all of our Tier-1 Suppliers and conduct an annual supply chain survey of our Tier-1 Suppliers using the Conflict Minerals Reporting Template (“CMRT”). We have elected to use the CMRT to elicit supply chain information from our suppliers because (1) it provides information critical to our due diligence efforts, and (2) it is a commonly used tool across many industries, thus easing the burden on our suppliers.

In reviewing the diligence data we receive (whether from a completed CMRT, responses to our inquiries or otherwise), we apply evaluation processes to assess the reasonableness of the data and to check for the presence of “red flags.” We consider red flags to be obvious indications or circumstances that indicate the supplier disclosure may be inaccurate or improper and thus, may not be reliable. Factors we take into account in identifying and assessing supplier risk include:

•	the failure of a supplier to respond to our inquiries;

•	statements by a supplier that no conflict minerals are used in its products;

•	inadequacies and inconsistencies in, or incompleteness of, a supplier’s responses;

•	suppliers that indicate conflict minerals in their products may be sourced from Covered Countries; and

•	a supplier’s lack of sophistication, including unfamiliarity with the Rule.

In addition, we use the CMRT to identify conflict minerals processing facilities when reported in our supply chain by our Tier-1 Suppliers. We obtain and validate information (where available) on the country of origin and mine location of conflict minerals processed at the identified facilities by relying on the information made available by the RMI.

Designing and Implementing a Strategy to Respond to Risk

We have developed processes to assess and respond to the risks identified in our supply chain, such as sending corrective action letters to suppliers where appropriate. Our cross-functional compliance team manages the due diligence of our supply chain, and monitors, tracks and evaluates supplier responses to our due diligence efforts. Members of our cross-functional compliance team meet periodically to review the status and results of our due diligence measures and to discuss any actual or potential risks and red flags identified during diligence. Members of our cross-functional compliance team also monitor and track the measures we take to mitigate risks, and reports on risk management to our steering committee. In addition, we support the development of due diligence practices through participation in RMI working groups.

Independent Third-Party Audits of Smelters and Refiners

We do not have direct relationships with any smelters or refiners and accordingly do not directly audit any smelters or refiners in our supply chain. Instead, we rely on RMI’s third-party audit program: the Responsible Minerals Assurance Process (“RMAP”), a widely recognized standard that uses independent, third-party audit assessment of smelter and refiner management systems and sourcing practices to validate compliance with protocols and current global standards to support responsible sourcing of raw materials. We also support independent third-party audits of processing facilities through our RMI membership.

Public Reporting on our Supply Chain Due Diligence

We publish our Form SDs and Conflict Mineral Reports (including this Report) in the Financial Information section of our website at investors.viasat.com under the heading “SEC Filings,” and our Statement on Conflict Minerals is publicly available on our website at www.viasat.com/legal/legal-statements. Information found on or accessed through Viasat’s website is not considered part of this Report and is not incorporated by reference herein. We also publicly file our Form SDs (which include our Conflict Mineral Reports) with the Securities and Exchange Commission.

C. Due Diligence Measures Performed

Set forth below is a description of the measures we performed to exercise due diligence on the source and chain of custody of the necessary conflict minerals contained in our products for calendar year 2025.

To determine whether necessary conflict minerals in our products in calendar year 2025 originated in Covered Countries, we assembled a comprehensive list of suppliers that provide goods and services directly to us. From this list, we identified and excluded suppliers which cumulatively represented less than 1% of procurement expense during the calendar year 2025. From the reduced list we identified 370 Tier-1 Suppliers above the 1% cumulative expense threshold. We contacted each of these Tier-1 Suppliers individually, provided them with a link to our Statement on Conflict Minerals and a copy of the CMRT, and requested the return of the completed CMRT to us. Follow-up requests were sent to all Tier-1 Suppliers who did not respond. We sought to maximize the response rate by sending escalation emails to suppliers that had not submitted their CMRT documentation. We received responses from approximately half of our surveyed Tier-1 Suppliers, representing greater than half of the total purchasing expense for calendar year 2025.

We electronically aggregated and reviewed the data from all of the responses we received from our Tier-1 Suppliers by utilizing software called Compliance Map (“CMAP”) and other various tools and processes. CMAP is an environmental compliance mapping software designed to manage and automate environmental compliance obligations. The reports received from CMAP identify quality issues (e.g. incomplete CMRTs, inconsistent responses, indication of DRC sourcing, no smelters or invalid smelters listed, not all smelters identified, etc.) and aggregate CMRT responses for analysis and reporting. Where red flags were identified, we attempted to further analyze the information provided on the CMRT in order to assess any actual or potential risks to our supply chain and develop a recommended course of action. Identified red flags will be used in communications for the due diligence processes in the next year’s assessment to proactively address flagged smelters as appropriate.

We determined if the processing facilities reported to us by our suppliers adhere to responsible sourcing practices by verifying whether they are included on the list of RMAP-Conformant processing facilities.

Members of our cross-functional compliance team met periodically to review the results from our due diligence efforts for calendar year 2025.

D. Product Description

Products Containing Necessary Conflict Minerals

We have determined that substantially all of the products we manufacture or contract to manufacture contain conflict minerals necessary to the functionality or production of such products.

Facilities Used to Process, and Country of Origin of, the Necessary Conflict Minerals in our Products

Based on the information provided by our Tier-1 Suppliers and information made available by RMI and RMAP, we believe that the facilities that have been used to process conflict minerals in our products in calendar year 2025 may include the smelters and refiners listed in Annex I. As discussed above, we are a downstream supplier, many steps removed from the mining of conflict minerals, and accordingly rely on the information provided to us by our Tier-1 Suppliers (who are themselves generally multiple tiers downstream) to determine the country of origin of, or the facilities used to process, the conflict minerals contained in our products.

Of the 605 smelters and refiners identified as potentially being in our supply chain:

•	210 smelters and refiners were identified as “conformant,” meaning that such smelters and refiners are reported to be conformant to the RMAP or equivalent cross-recognized assessments;

•	316 smelters and refiners were identified as using recycled or scrap streams in their raw material sourcing; and

•

225 smelters and refiners, including 169 who were identified as conformant, potentially source material from Covered Countries (i.e., countries that are within conflict regions that are potentially supplying ore materials).

Because a smelter or refiner can obtain materials from multiple sources, the categories above are not mutually exclusive.

Not all of these facilities may have processed conflict minerals in our products. Much of the smelter and refiner information provided by our Tier-1 Suppliers was provided at a “company” level (meaning that they reported all of the smelters and refiners that may have processed the conflict minerals contained in all of their products, not just those pertaining to the products sold to us). They may also have reported to us smelters and refiners that were not in our supply chain due to over-inclusiveness in the information received from their own suppliers or for other reasons. Therefore, the list of processing facilities disclosed in Annex I may over-represent the number of processing facilities that process the conflict minerals contained in our products.

Efforts to Determine Mine or Location of Origin

We have determined that our due diligence efforts, including requesting our Tier-1 Suppliers to complete the CMRT and reviewing the RMAP status of identified smelters and refiners, represent our reasonable best efforts to determine the mines or locations of origin of the conflict minerals in our supply chain.

E. Future Steps to Mitigate Risk

Our conflict minerals program is aimed at the continuous improvement of our understanding of our supply chain and risk reduction over time. We intend to continue to take steps to improve our due diligence processes and to minimize the risk that our necessary conflict minerals benefit armed groups. Due diligence is an ongoing, proactive and reactive process, and we are continuing to work with our suppliers to identify and prevent or mitigate risks of adverse impacts associated with conflict minerals.

The primary risks we identified in calendar year 2025 continue to be related to inconsistencies or inadequacies in, or the incompleteness of, suppliers’ responses to the CMRT, the inability of our suppliers to confirm whether or not minerals used in their parts and components were sourced from Covered Countries, and the associated difficulties in identifying the smelters and refiners in our supply chain. With respect to necessary conflict minerals contained in our products with respect to calendar year 2026, we expect to continue to engage with our suppliers regarding our expectations with regard to conflict minerals sourcing and the importance of conflict mineral supply chain diligence. In particular, we continue to encourage our suppliers to work with their own immediate suppliers to improve the transparency, accuracy, validity, reliability and completeness of conflict mineral sourcing information (particularly with regard to information provided regarding smelters and refiners used to process conflict minerals and mine or location of origin and country of origin information), and to minimize the risk that our necessary conflict minerals benefit armed groups. As our Tier-1 Suppliers continue to report smelters and refiners that we believe are not operational or that may have been misidentified as smelters or refiners, we continue to work with our suppliers to re-validate, improve and refine reported information. We strive to use only suppliers that source from “conformant” processing facilities in our supply chain to the extent reasonably practicable.

Certain of the matters discussed in this Report, including in particular, future steps to mitigate risks that the conflict minerals contained in our products could benefit armed groups in the Covered Countries, include forward-looking statements. Readers of this document are cautioned that our forward-looking statements are not guarantees of our future actions, which may differ materially from the expectations expressed in the forward-looking statements. We disclaim any obligation to update publicly any forward-looking statements, whether in response to new information, future events or otherwise, except as required by applicable law.

List of Smelters and Refiners Reported in Viasat’s Supply Chain in 2025

Reference #	RMI Smelter Ref List	Metal	Country
CID000004	A.L.M.T. Corp.	Tungsten	JAPAN
CID000015	Advanced Chemical Company	Gold	UNITED STATES OF AMERICA
CID000019	Aida Chemical Industries Co., Ltd.	Gold	JAPAN
CID000035	Agosi AG	Gold	GERMANY
CID000041	Almalyk Mining and Metallurgical Complex (AMMC)	Gold	UZBEKISTAN
CID000058	AngloGold Ashanti Corrego do Sitio Mineracao	Gold	BRAZIL
CID000059	ANHUI HERRMAN IMPEX CO.	Tantalum	CHINA
CID000077	Argor-Heraeus S.A.	Gold	SWITZERLAND
CID000082	ASAHI METALFINE, Inc.	Gold	JAPAN
CID000090	Asaka Riken Co., Ltd.	Gold	JAPAN
CID000092	Asaka Riken Co., Ltd.	Tantalum	JAPAN
CID000103	Atasay Kuyumculuk Sanayi Ve Ticaret A.S.	Gold	TURKEY
CID000105	Kennametal Huntsville	Tungsten	UNITED STATES OF AMERICA
CID000113	Aurubis AG, Hamburg	Gold	GERMANY
CID000128	Bangko Sentral ng Pilipinas (Central Bank of the Philippines)	Gold	PHILIPPINES
CID000157	Boliden Mineral AB (Ronnskar)	Gold	SWEDEN
CID000176	C. Hafner GmbH + Co. KG	Gold	GERMANY
CID000180	Caridad	Gold	MEXICO
CID000185	Glencore Canada Corporation - CCR Refinery	Gold	CANADA
CID000189	Cendres + Metaux S.A.	Gold	SWITZERLAND
CID000197	Yunnan Copper Southwest Copper Branch	Gold	CHINA
CID000211	Changsha South Tantalum Niobium Co., Ltd.	Tantalum	CHINA
CID000218	Guangdong Xianglu Tungsten Co., Ltd.	Tungsten	CHINA
CID000228	Chenzhou Yunxiang Mining and Metallurgy Co., Ltd.	Tin	CHINA
CID000233	Chimet S.p.A.	Gold	ITALY
CID000244	Jiangxi Ketai Advanced Material Co., Ltd.	Tin	CHINA
CID000258	Chongyi Zhangyuan Tungsten Co., Ltd.	Tungsten	CHINA
CID000261	Chongyi Zhangyuan Tungsten Co., Ltd.	Tantalum	CHINA
CID000264	Chugai Mining	Gold	JAPAN
CID000278	CNMC (Guangxi) PGMA Co., Ltd.	Tin	CHINA
CID000281	CNMC (Guangxi) PGMA Co., Ltd.	Tungsten	CHINA
CID000291	Guangdong Rising Rare Metals-EO Materials Ltd.	Tantalum	CHINA
CID000292	Alpha Assembly Solutions Inc	Tin	UNITED STATES OF AMERICA
CID000295	Cooperativa Metalurgica de Rondônia Ltda.	Tin	BRAZIL
CID000306	CV Gita Pesona	Tin	INDONESIA
CID000309	PT Aries Kencana Sejahtera	Tin	INDONESIA
CID000313	PT Premium Tin Indonesia	Tin	INDONESIA
CID000315	CV United Smelting	Tin	INDONESIA
CID000328	Daejin Indus Co., Ltd.	Gold	KOREA, REPUBLIC OF
CID000343	Daye Non-Ferrous Metals Mining Ltd.	Gold	CHINA
CID000357	Dingnan Jiawang environmental Tin technology Co.	Tin	CHINA
CID000359	DSC (Do Sung Corporation)	Gold	KOREA, REPUBLIC OF
CID000362	DODUCO Contacts and Refining GmbH	Gold	GERMANY
CID000376	Dongguan City Xida Soldering Tin Products Co.	Tin	CHINA
CID000377	Dongguan Best Alloys Co., Ltd.	Tin	CHINA
CID000401	Dowa	Gold	JAPAN
CID000402	Dowa	Tin	JAPAN
CID000410	Duoluoshan	Tantalum	CHINA
CID000425	Eco-System Recycling Co., Ltd. East Plant	Gold	JAPAN
CID000438	EM Vinto	Tin	BOLIVIA (PLURINATIONAL STATE OF)
CID000448	Estanho de Rondonia S.A.	Tin	BRAZIL
CID000456	Exotech Inc.	Tantalum	UNITED STATES OF AMERICA
CID000460	F&X Electro-Materials Ltd.	Tantalum	CHINA
CID000466	Feinhutte Halsbrucke GmbH	Tin	GERMANY
CID000468	Fenix Metals	Tin	POLAND
CID000493	JSC Novosibirsk Refinery	Gold	RUSSIAN FEDERATION
CID000499	Fujian Jinxin Tungsten Co., Ltd.	Tungsten	CHINA
CID000522	Refinery of Seemine Gold Co., Ltd.	Gold	CHINA
CID000538	Gejiu Non-Ferrous Metal Processing Co., Ltd.	Tin	CHINA
CID000553	Gejiu Yunxi Group Corp.	Tin	CHINA
CID000555	Gejiu Zili Mining And Metallurgy Co., Ltd.	Tin	CHINA
CID000568	Global Tungsten & Powders LLC	Tungsten	UNITED STATES OF AMERICA
CID000605	Guangdong Hua Jian Trade Co., Ltd.	Gold	CHINA
CID000611	GUANGDONG JINXIAN GAOXIN CAI LIAO GONG SI	Gold	UNKNOWN
CID000616	XIMEI RESOURCES (GUANGDONG) LIMITED	Tantalum	CHINA

CID000626	Guangxi Nonferrous Metals Group	Tin	CHINA
CID000628	Guangxi Zhongshan Jin Yi Smelting Co., Ltd.	Tin	CHINA
CID000651	Guoda Safina High-Tech Environmental Refinery Co., Ltd.	Gold	CHINA
CID000670	Hang Seng Technology	Gold	CHINA
CID000671	Hangzhou Fuchunjiang Smelting Co., Ltd.	Gold	CHINA
CID000689	LT Metal Ltd.	Gold	KOREA, REPUBLIC OF
CID000694	Heimerle + Meule GmbH	Gold	GERMANY
CID000707	Heraeus Metals Hong Kong Ltd.	Gold	CHINA
CID000711	Heraeus Germany GmbH Co. KG	Gold	GERMANY
CID000718	Hetai Gold Mineral Guangdong Co., Ltd.	Gold	UNKNOWN
CID000720	Hezhou Jinwei Tin Co., Ltd.	Tin	CHINA
CID000760	Huichang Jinshunda Tin Co., Ltd.	Tin	CHINA
CID000766	Hunan Chenzhou Mining Co., Ltd.	Tungsten	CHINA
CID000767	Hunan Chenzhou Mining Co., Ltd.	Gold	CHINA
CID000769	Hunan Jintai New Material Co., Ltd.	Tungsten	CHINA
CID000773	Hunan Guiyang yinxing Nonferrous Smelting Co., Ltd.	Gold	CHINA
CID000778	HwaSeong CJ CO., LTD.	Gold	KOREA, REPUBLIC OF
CID000801	Inner Mongolia Qiankun Gold and Silver Refinery Share Co., Ltd.	Gold	CHINA
CID000807	Ishifuku Metal Industry Co., Ltd.	Gold	JAPAN
CID000814	Istanbul Gold Refinery	Gold	TURKEY
CID000823	Japan Mint	Gold	JAPAN
CID000825	Japan New Metals Co., Ltd.	Tungsten	JAPAN
CID000835	Jean Goldschmidt International (JGI Hydrometal)	Tin	BELGIUM
CID000840	Jiang Jia Wang Technology Co.	Tin	UNKNOWN
CID000841	Jiang Xi Jia Wang Technology Tin Products Environmental Ltd.	Tin	CHINA
CID000855	Jiangxi Copper Co., Ltd.	Gold	CHINA
CID000875	Ganzhou Huaxing Tungsten Products Co., Ltd.	Tungsten	CHINA
CID000884	Jin Jinyin Refining Co., Ltd.	Gold	UNKNOWN
CID000909	Jinlong Copper Co., Ltd.	Gold	CHINA
CID000914	JiuJiang JinXin Nonferrous Metals Co., Ltd.	Tantalum	CHINA
CID000917	Jiujiang Tanbre Co., Ltd.	Tantalum	CHINA
CID000920	Asahi Refining USA Inc.	Gold	UNITED STATES OF AMERICA
CID000924	Asahi Refining Canada Ltd.	Gold	CANADA
CID000927	JSC Ekaterinburg Non-Ferrous Metal Processing Plant	Gold	RUSSIAN FEDERATION
CID000929	JSC Uralelectromed	Gold	RUSSIAN FEDERATION
CID000937	JX Advanced Metals Corporation	Gold	JAPAN
CID000942	Gejiu Kai Meng Industry and Trade LLC	Tin	CHINA
CID000956	Kazakhmys Smelting LLC	Gold	KAZAKHSTAN
CID000957	Kazzinc Ltd	Gold	KAZAKHSTAN
CID000966	Kennametal Fallon	Tungsten	UNITED STATES OF AMERICA
CID000969	Kennecott Utah Copper LLC	Gold	UNITED STATES OF AMERICA
CID000973	King-Tan Tantalum Industry Ltd.	Tantalum	CHINA
CID000981	Kojima Chemicals Co., Ltd.	Gold	JAPAN
CID001029	Kyrgyzaltyn JSC	Gold	KYRGYZSTAN
CID001032	L’azurde Company For Jewelry	Gold	SAUDI ARABIA
CID001056	Lingbao Gold Co., Ltd.	Gold	CHINA
CID001058	Lingbao Jinyuan Tonghui Refinery Co., Ltd.	Gold	CHINA
CID001063	Linqu Xianggui Smelter Co., Ltd.	Tin	China
CID001070	China Tin Group Co., Ltd.	Tin	CHINA
CID001076	AMG Brasil	Tantalum	BRAZIL
CID001078	LS MnM Inc.	Gold	KOREA, REPUBLIC OF
CID001093	Luoyang Zijin Yinhui Gold Refinery Co., Ltd.	Gold	CHINA
CID001098	Ma An Shan Shu Guang Smelter Corp.	Tin	CHINA
CID001105	Malaysia Smelting Corporation (MSC)	Tin	MALAYSIA
CID001108	Malaysia Smelting Corporation (MSC)	Tantalum	MALAYSIA
CID001112	Materials Eco-Refining Co., Ltd.	Tin	JAPAN
CID001113	Materion	Gold	UNITED STATES OF AMERICA
CID001115	Materion	Tantalum	UNITED STATES OF AMERICA
CID001116	Materion	Tungsten	UNITED STATES OF AMERICA
CID001119	Matsuda Sangyo Co., Ltd.	Gold	JAPAN
CID001136	Metahub Industries Sdn. Bhd.	Tin	MALAYSIA
CID001142	Metallic Resources, Inc.	Tin	UNITED STATES OF AMERICA
CID001143	Metallum Group Holding NV	Tin	Belgium
CID001147	Metalor Technologies (Suzhou) Ltd.	Gold	CHINA
CID001149	Metalor Technologies (Hong Kong) Ltd.	Gold	CHINA
CID001152	Metalor Technologies (Singapore) Pte., Ltd.	Gold	SINGAPORE
CID001153	Metalor Technologies S.A.	Gold	SWITZERLAND

CID001157	Metalor USA Refining Corporation	Gold	UNITED STATES OF AMERICA
CID001161	Metalurgica Met-Mex Penoles S.A. De C.V.	Gold	MEXICO
CID001163	Metallurgical Products India Pvt., Ltd.	Tantalum	INDIA
CID001172	Minchali Metal Industry Co., Ltd.	Tin	TAIWAN, PROVINCE OF CHINA
CID001173	Mineracao Taboca S.A.	Tin	BRAZIL
CID001175	Mineracao Taboca S.A.	Tantalum	BRAZIL
CID001177	Ming Li Jia smelt Metal Factory	Tin	CHINA
CID001179	Minmetals Ganzhou Tin Co. Ltd.	Tin	China
CID001181	Minmetals Ganzhou Tin Co. Ltd.	Tungsten	CHINA
CID001182	Minsur	Tin	PERU
CID001188	Mitsubishi Materials Corporation	Gold	JAPAN
CID001191	Mitsubishi Materials Corporation	Tin	JAPAN
CID001192	Mitsui Kinzoku Company, Limited	Tantalum	JAPAN
CID001193	Mitsui Mining and Smelting Co., Ltd.	Gold	JAPAN
CID001195	Mitsui Mining and Smelting Co., Ltd.	Tungsten	JAPAN
CID001200	NPM Silmet AS	Tantalum	ESTONIA
CID001204	Moscow Special Alloys Processing Plant	Gold	RUSSIAN FEDERATION
CID001220	Nadir Metal Rafineri San. Ve Tic. A.S.	Gold	TURKEY
CID001231	Jiangxi New Nanshan Technology Ltd.	Tin	CHINA
CID001236	Navoi Mining and Metallurgical Combinat	Gold	UZBEKISTAN
CID001246	Ney Metals and Alloys	Tin	UNKNOWN
CID001259	Nihon Material Co., Ltd.	Gold	JAPAN
CID001277	Ningxia Orient Tantalum Industry Co., Ltd.	Tantalum	CHINA
CID001280	Ningxia Orient Tantalum Industry Co., Ltd.	Tungsten	CHINA
CID001305	Novosibirsk Tin Combine	Tin	RUSSIAN FEDERATION
CID001313	Nyrstar Metals	Gold	UNITED STATES OF AMERICA
CID001314	O.M. Manufacturing (Thailand) Co., Ltd.	Tin	THAILAND
CID001325	Ohura Precious Metal Industry Co., Ltd.	Gold	JAPAN
CID001326	OJSC “The Gulidov Krasnoyarsk Non-Ferrous Metals Plant” (OJSC Krastsvetmet)	Gold	RUSSIAN FEDERATION
CID001337	Operaciones Metalurgicas S.A.	Tin	BOLIVIA (PLURINATIONAL STATE OF)
CID001352	MKS PAMP SA	Gold	SWITZERLAND
CID001362	Penglai Penggang Gold Industry Co., Ltd.	Gold	CHINA
CID001371	Plansee SE Liezen	Tungsten	AUSTRIA
CID001386	Prioksky Plant of Non-Ferrous Metals	Gold	RUSSIAN FEDERATION
CID001397	PT Aneka Tambang (Persero) Tbk	Gold	INDONESIA
CID001399	PT Artha Cipta Langgeng	Tin	INDONESIA
CID001402	PT Babel Inti Perkasa	Tin	INDONESIA
CID001406	PT Babel Surya Alam Lestari	Tin	INDONESIA
CID001419	PT Bangka Tin Industry	Tin	INDONESIA
CID001421	PT Belitung Industri Sejahtera	Tin	INDONESIA
CID001428	PT Bukit Timah	Tin	INDONESIA
CID001434	PT DS Jaya Abadi	Tin	INDONESIA
CID001438	PT Eunindo Usaha Mandiri	Tin	INDONESIA
CID001448	PT Karimun Mining	Tin	INDONESIA
CID001453	PT Mitra Stania Prima	Tin	INDONESIA
CID001457	PT Panca Mega Persada	Tin	INDONESIA
CID001458	PT Prima Timah Utama	Tin	INDONESIA
CID001460	PT Refined Bangka Tin	Tin	INDONESIA
CID001463	PT Sariwiguna Binasentosa	Tin	INDONESIA
CID001468	PT Stanindo Inti Perkasa	Tin	INDONESIA
CID001470	PT Stanindo Inti Perkasa	Tungsten	INDONESIA
CID001471	PT Sumber Jaya Indah	Tin	INDONESIA
CID001477	PT Timah Tbk Kundur	Tin	INDONESIA
CID001482	PT Timah Tbk Mentok	Tin	INDONESIA
CID001485	PT Timah (Persero), Tbk	Tungsten	INDONESIA
CID001486	PT Timah Nusantara	Tin	INDONESIA
CID001490	PT Tinindo Inter Nusa	Tin	INDONESIA
CID001493	PT Tommy Utama	Tin	INDONESIA
CID001498	PX Precinox S.A.	Gold	SWITZERLAND
CID001508	QuantumClean	Tantalum	UNITED STATES OF AMERICA
CID001512	Rand Refinery (Pty) Ltd.	Gold	SOUTH AFRICA
CID001515	Realized the Enterprise Co., Ltd.	Gold	UNKNOWN
CID001522	Yanling Jincheng Tantalum & Niobium Co., Ltd.	Tantalum	CHINA
CID001534	Royal Canadian Mint	Gold	CANADA
CID001539	Rui Da Hung	Tin	TAIWAN, PROVINCE OF CHINA
CID001541	Rui Da Hung	Tantalum	TAIWAN, PROVINCE OF CHINA
CID001546	Sabin Metal Corp.	Gold	UNITED STATES OF AMERICA

CID001555	Samduck Precious Metals	Gold	KOREA, REPUBLIC OF
CID001562	Samwon Metals Corp.	Gold	KOREA, REPUBLIC OF
CID001585	SEMPSA Joyeria Plateria S.A.	Gold	SPAIN
CID001605	Shan Tou Shi Yong Yuan Jin Shu Zai Sheng Co., Ltd.	Gold	CHINA
CID001606	Shan Tou Shi Yong Yuan Jin Shu Zai Sheng Co., Ltd.	Tin	CHINA
CID001607	Shandon Jin Jinyin Refining Limited	Gold	UNKNOWN
CID001612	Shandong Hengbang Smelter Co., Ltd.	Gold	CHINA
CID001616	Shandong penglai gold smelter	Gold	UNKNOWN
CID001619	Shandong Tiancheng Biological Gold Industrial Co., Ltd.	Gold	CHINA
CID001622	Shandong Zhaojin Gold & Silver Refinery Co., Ltd.	Gold	CHINA
CID001634	Shanghai Jiangxi Metals Co., Ltd.	Tantalum	CHINA
CID001648	Shangrao Xuri Smelting Factory	Tin	CHINA
CID001692	Shenzhen Heng Zhong Industry Co., Ltd.	Gold	CHINA
CID001694	Shenzhen Hong Chang Metal Manufacturing Factory	Tin	CHINA
CID001731	Sichuan Guanghan Jiangnan casting smelters	Tin	CHINA
CID001736	Sichuan Tianze Precious Metals Co., Ltd.	Gold	CHINA
CID001745	Sino-Platinum Metals Co., Ltd.	Gold	CHINA
CID001756	SOE Shyolkovsky Factory of Secondary Precious Metals	Gold	RUSSIAN FEDERATION
CID001758	Soft Metais Ltda.	Tin	BRAZIL
CID001761	Solar Applied Materials Technology Corp.	Gold	TAIWAN, PROVINCE OF CHINA
CID001764	Solar Applied Materials Technology Corp.	Tungsten	TAIWAN, PROVINCE OF CHINA
CID001769	Solikamsk Magnesium Works OAO	Tantalum	RUSSIAN FEDERATION
CID001798	Sumitomo Metal Mining Co., Ltd.	Gold	JAPAN
CID001801	Sumitomo Metal Mining Co., Ltd.	Tungsten	JAPAN
CID001810	Super Dragon Technology Co., Ltd.	Gold	TAIWAN, PROVINCE OF CHINA
CID001822	Suzhou Nuonengda Chemical Co., Ltd.	Tin	CHINA
CID001840	Tai Perng	Gold	UNKNOWN
CID001841	Tai Perng	Tin	UNKNOWN
CID001852	Taiwan Huanliang	Tin	UNKNOWN
CID001857	TAIWAN TOTAI CO., LTD.	Gold	UNKNOWN
CID001869	Taki Chemical Co., Ltd.	Tantalum	JAPAN
CID001875	Tanaka Kikinzoku Kogyo K.K.	Gold	JAPAN
CID001889	Tejing (Vietnam) Tungsten Co., Ltd.	Tungsten	VIET NAM
CID001891	Telex Metals	Tantalum	UNITED STATES OF AMERICA
CID001897	Thailand Mine Factory	Tin	UNKNOWN
CID001898	Thaisarco	Tin	THAILAND
CID001901	Thaisarco	Tungsten	THAILAND
CID001908	Gejiu Yunxin Nonferrous Electrolysis Co., Ltd.	Tin	CHINA
CID001909	Great Wall Precious Metals Co., Ltd. of CBPM	Gold	CHINA
CID001916	Shandong Gold Smelting Co., Ltd.	Gold	CHINA
CID001920	Three green surface technology limited company	Tin	UNKNOWN
CID001932	TIN PLATING GEJIU	Tin	CHINA
CID001938	Tokuriki Honten Co., Ltd.	Gold	JAPAN
CID001943	TONG LONG	Tin	UNKNOWN
CID001947	Tongling Nonferrous Jinguan (Ausmelt) Copper Industry	Gold	CHINA
CID001954	Top-Team Technology (Shenzhen) Ltd.	Tin	CHINA
CID001955	Torecom	Gold	KOREA, REPUBLIC OF
CID001969	Ulba Metallurgical Plant JSC	Tantalum	KAZAKHSTAN
CID001977	Umicore Brasil Ltda.	Gold	BRAZIL
CID001980	Umicore S.A. Business Unit Precious Metals Refining	Gold	BELGIUM
CID001993	United Precious Metal Refining, Inc.	Gold	UNITED STATES OF AMERICA
CID002003	Valcambi S.A.	Gold	SWITZERLAND
CID002009	Viagra Di precious metals (Zhaoyuan) Co., Ltd.	Gold	CHINA
CID002011	Vietnam Youngsun Tungsten Industry Co., Ltd.	Tungsten	VIET NAM
CID002015	VQB Mineral and Trading Group JSC	Tin	VIET NAM
CID002023	WANG TING	Tin	UNKNOWN
CID002030	Gold Corporation - The Perth Mint	Gold	AUSTRALIA
CID002036	White Solder Metalurgia e Mineracao Ltda.	Tin	BRAZIL
CID002044	Wolfram Bergbau und Hutten AG	Tungsten	AUSTRIA
CID002057	WUJIANG CITY LUXE TIN FACTORY	Tin	CHINA
CID002063	Wuzhong Group	Gold	CHINA
CID002076	Xiamen JInbo Metal Co., Ltd.	Gold	UNKNOWN
CID002082	Xiamen Tungsten Co., Ltd.	Tungsten	CHINA
CID002090	Xin Furukawa Metal ( Wuxi ) Co., Ltd.	Tin	CHINA
CID002095	Xinhai Rendan Shaoguan Tungsten Co., Ltd.	Tungsten	CHINA
CID002099	XURI	Tin	CHINA
CID002100	Yamakin Co., Ltd.	Gold	JAPAN
CID002121	Yifeng Tin	Tin	CHINA
CID002123	Yiquan Manufacturing	Tin	UNKNOWN

CID002129	Yokohama Metal Co., Ltd.	Gold	JAPAN
CID002147	Yuecheng Tin Co., Ltd.	Tin	CHINA
CID002158	Yunnan Chengfeng Non-ferrous Metals Co., Ltd.	Tin	CHINA
CID002162	Yunnan Chengo Electric Smelting Plant	Tin	CHINA
CID002164	Yunnan Copper Zinc Industry Co., Ltd.	Tin	CHINA
CID002166	Yunnan Geiju Smelting Corp.	Tin	UNKNOWN
CID002173	Yunnan Industrial Co., Ltd.	Tin	CHINA
CID002180	Tin Smelting Branch of Yunnan Tin Co., Ltd.	Tin	CHINA
CID002195	Zhangzhou Chuen Bao Apt Smeltery Co., Ltd.	Tungsten	CHINA
CID002201	Zhaojun Maifu	Gold	UNKNOWN
CID002205	Zhe Jiang Guang Yuan Noble Metal Smelting Factory	Gold	CHINA
CID002214	Zhongkuang Gold Industry Co., Ltd.	Gold	CHINA
CID002219	Zhongshan Hyper-Toxic Substance Monopolized Co., Ltd.	Gold	CHINA
CID002220	Zhongshan Jinye Smelting Co.,Ltd	Tin	CHINA
CID002221	Zhongshan Poison Material Proprietary Co., Ltd.	Gold	CHINA
CID002224	Zhongyuan Gold Smelter of Zhongjin Gold Corporation	Gold	CHINA
CID002231	Zhuhai toxic materials Monopoly Ltd.	Gold	CHINA
CID002232	Zhuzhou Cemented Carbide Group Co., Ltd.	Tantalum	CHINA
CID002235	Zhuzhou Cement Carbide	Tungsten	CHINA
CID002243	Zijin Mining Group Gold Smelting Co. Ltd.	Gold	CHINA
CID002274	GUANGXI HUA TIN GOLD MINUTE FEE, LTD.	Tin	CHINA
CID002281	LIAN JING	Tin	CHINA
CID002282	Morris and Watson	Gold	NEW ZEALAND
CID002290	SAFINA A.S.	Gold	CZECHIA
CID002307	Yichun Jin Yang Rare Metal Co., Ltd.	Tantalum	CHINA
CID002309	Yunnan Malipo Baiyi Kuangye Co.	Tin	CHINA
CID002312	Guangdong Jinding Gold Limited	Gold	CHINA
CID002313	Jiangxi Minmetals Gao’an Non-ferrous Metals Co., Ltd.	Tungsten	CHINA
CID002314	Umicore Precious Metals Thailand	Gold	THAILAND
CID002315	Ganzhou Jiangwu Ferrotungsten Co., Ltd.	Tungsten	CHINA
CID002316	Jiangxi Yaosheng Tungsten Co., Ltd.	Tungsten	CHINA
CID002317	Jiangxi Xinsheng Tungsten Industry Co., Ltd.	Tungsten	CHINA
CID002318	Jiangxi Tonggu Non-ferrous Metallurgical & Chemical Co., Ltd.	Tungsten	CHINA
CID002319	Malipo Haiyu Tungsten Co., Ltd.	Tungsten	CHINA
CID002320	Xiamen Tungsten (H.C.) Co., Ltd.	Tungsten	CHINA
CID002321	Jiangxi Gan Bei Tungsten Co., Ltd.	Tungsten	CHINA
CID002408	Sigma Tin Alloy Co., Ltd.	Tin	CHINA
CID002428	Sigma Tin Alloy Co., Ltd.	Tin	CHINA
CID002436	Sigma Tin Alloy Co., Ltd.	Tin	UNKNOWN
CID002455	CV Venus Inti Perkasa	Tin	INDONESIA
CID002459	Geib Refining Corporation	Gold	UNITED STATES OF AMERICA
CID002468	Magnu’s Minerais Metais e Ligas Ltda.	Tin	BRAZIL
CID002478	PT Tirus Putra Mandiri	Tin	INDONESIA
CID002491	Yunnan Gold Mining Group Co., Ltd. (YGMG)	Gold	CHINA
CID002492	Hengyang King Xing Lifeng New Materials Co., Ltd.	Tantalum	CHINA
CID002494	Ganzhou Seadragon W & Mo Co., Ltd.	Tungsten	CHINA
CID002500	Melt Metais e Ligas S.A.	Tin	BRAZIL
CID002502	Asia Tungsten Products Vietnam Ltd.	Tungsten	VIET NAM
CID002503	PT ATD Makmur Mandiri Jaya	Tin	INDONESIA
CID002504	D Block Metals, LLC	Tantalum	UNITED STATES OF AMERICA
CID002505	FIR Metals & Resource Ltd.	Tantalum	CHINA
CID002506	Jiujiang Zhongao Tantalum & Niobium Co., Ltd.	Tantalum	CHINA
CID002508	XinXing HaoRong Electronic Material Co., Ltd.	Tantalum	CHINA
CID002509	MMTC-PAMP India Pvt., Ltd.	Gold	INDIA
CID002510	Republic Metals Corporation	Gold	UNITED STATES OF AMERICA
CID002511	KGHM Polska Miedz Spolka Akcyjna	Gold	POLAND
CID002512	Jiangxi Dinghai Tantalum & Niobium Co., Ltd.	Tantalum	CHINA
CID002513	Hunan Shizhuyuan Nonferrous Metals Co., Ltd. Chenzhou Tungsten Products Branch	Tungsten	CHINA
CID002515	Fidelity Printers and Refiners Ltd.	Gold	ZIMBABWE
CID002516	Singway Technology Co., Ltd.	Gold	TAIWAN, PROVINCE OF CHINA
CID002517	O.M. Manufacturing Philippines, Inc.	Tin	PHILIPPINES
CID002519	Henan Yuguang Gold & Lead Co., Ltd.	Gold	CHINA
CID002525	Shandong Humon Smelting Co., Ltd.	Gold	CHINA
CID002527	Shenzhen Zhonghenglong Real Industry Co., Ltd.	Gold	CHINA
CID002529	Zhuzhou Smelting Group Co., Ltd	Gold	CHINA
CID002530	PT Inti Stania Prima	Tin	INDONESIA
CID002535	Jiangxi Xiushui Xianggan Nonferrous Metals Co., Ltd.	Tungsten	CHINA

CID002536	Ganzhou Yatai Tungsten Co., Ltd.	Tungsten	CHINA
CID002538	Sanher Tungsten Vietnam Co., Ltd.	Tungsten	VIET NAM
CID002539	KEMET de Mexico	Tantalum	MEXICO
CID002541	H.C. Starck Tungsten GmbH	Tungsten	GERMANY
CID002542	TANIOBIS Smelting GmbH & Co. KG	Tungsten	GERMANY
CID002543	Masan High-Tech Materials	Tungsten	VIET NAM
CID002544	TANIOBIS Co., Ltd.	Tantalum	THAILAND
CID002545	TANIOBIS GmbH	Tantalum	GERMANY
CID002547	H.C. Starck Hermsdorf GmbH	Tantalum	GERMANY
CID002548	Materion Newton Inc.	Tantalum	UNITED STATES OF AMERICA
CID002549	TANIOBIS Japan Co., Ltd.	Tantalum	JAPAN
CID002550	TANIOBIS Smelting GmbH & Co. KG	Tantalum	GERMANY
CID002551	Jiangwu H.C. Starck Tungsten Products Co., Ltd.	Tungsten	CHINA
CID002556	Plansee SE Reutte	Tantalum	Austria
CID002557	Global Advanced Metals Boyertown	Tantalum	UNITED STATES OF AMERICA
CID002558	Global Advanced Metals Aizu	Tantalum	JAPAN
CID002560	Al Etihad Gold Refinery DMCC	Gold	UNITED ARAB EMIRATES
CID002561	Emirates Gold DMCC	Gold	UNITED ARAB EMIRATES
CID002562	International Precious Metal Refiners	Gold	UNITED ARAB EMIRATES
CID002563	Kaloti Precious Metals	Gold	UNITED ARAB EMIRATES
CID002567	Sudan Gold Refinery	Gold	SUDAN
CID002568	KEMET Blue Powder	Tantalum	UNITED STATES OF AMERICA
CID002570	CV Ayi Jaya	Tin	INDONESIA
CID002572	Electro-Mechanical Facility of the Cao Bang Minerals & Metallurgy Joint Stock Company	Tin	VIET NAM
CID002573	Nghe Tinh Non-Ferrous Metals Joint Stock Company	Tin	VIET NAM
CID002574	Tuyen Quang Non-Ferrous Metals Joint Stock Company	Tin	VIET NAM
CID002579	Hunan Chuangda Vanadium Tungsten Co., Ltd. Wuji	Tungsten	CHINA
CID002580	T.C.A S.p.A	Gold	ITALY
CID002582	REMONDIS PMR B.V.	Gold	NETHERLANDS
CID002584	Fujairah Gold FZC	Gold	UNITED ARAB EMIRATES
CID002587	Industrial Refining Company	Gold	BELGIUM
CID002588	Shirpur Gold Refinery Ltd.	Gold	INDIA
CID002589	Niagara Refining LLC	Tungsten	UNITED STATES OF AMERICA
CID002592	CV Dua Sekawan	Tin	INDONESIA
CID002593	PT Rajehan Ariq	Tin	INDONESIA
CID002596	ARY Aurum Plus	Gold	UNITED ARAB EMIRATES
CID002601	House of Currency of Brazil (Casa da Moeda do Brazil)	Gold	BRAZIL
CID002605	Korea Zinc Co., Ltd.	Gold	KOREA, REPUBLIC OF
CID002606	Marsam Metals	Gold	BRAZIL
CID002614	Shandong Yanggu Xiangguang Co., Ltd.	Gold	CHINA
CID002615	TOO Tau-Ken-Altyn	Gold	KAZAKHSTAN
CID002635	Hongqiao Metals (Kunshan) Co., Ltd.	Tin	CHINA
CID002641	China Molybdenum Tungsten Co., Ltd.	Tungsten	CHINA
CID002644	Ganzhou Beseem Ferrotungsten Co., Ltd.	Tungsten	CHINA
CID002645	Ganzhou Haichuang Tungsten Co., Ltd.	Tungsten	CHINA
CID002647	Jiangxi Xianglu Tungsten Co., Ltd.	Tungsten	CHINA
CID002649	Hydrometallurg, JSC	Tungsten	RUSSIAN FEDERATION
CID002659	Tungsten Diversified Industries LLC	Tungsten	UNKNOWN
CID002660	Uzbekistan Technological Metallurgical Complex JSC	Tungsten	UZBEKISTAN
CID002696	PT Cipta Persada Mulia	Tin	INDONESIA
CID002703	An Vinh Joint Stock Mineral Processing Company	Tin	VIET NAM
CID002704	Avon Specialty Metals Ltd.	Tungsten	UNITED KINGDOM OF GREAT BRITAIN AND NORTHERN IRELAND
CID002705	Avon Specialty Metals Ltd.	Tantalum	UNITED KINGDOM OF GREAT BRITAIN AND NORTHERN IRELAND
CID002706	Resind Industria e Comercio Ltda.	Tin	BRAZIL
CID002707	Resind Industria e Comercio Ltda.	Tantalum	BRAZIL
CID002708	Abington Reldan Metals, LLC	Gold	UNITED STATES OF AMERICA
CID002724	Unecha Refractory metals plant	Tungsten	RUSSIAN FEDERATION
CID002739	Hop Hing electroplating factory Zhejiang	Gold	UNKNOWN
CID002743	SuZhou ShenChuang recycling Ltd.	Gold	UNKNOWN
CID002745	Tsai Brother industries	Gold	UNKNOWN
CID002750	Shenzhen CuiLu Gold Co., Ltd.	Gold	CHINA
CID002756	Super Ligas	Tin	BRAZIL
CID002760	Albino Mountinho Lda.	Gold	PORTUGAL
CID002761	SAAMP	Gold	FRANCE

CID002762	L’Orfebre S.A.	Gold	ANDORRA
CID002763	8853 S.p.A.	Gold	ITALY
CID002765	Italpreziosi	Gold	ITALY
CID002772	PT Timah Tbk	Tin	Indonesia
CID002773	Aurubis Beerse	Tin	BELGIUM
CID002774	Aurubis Berango	Tin	SPAIN
CID002776	PT Bangka Prima Tin	Tin	INDONESIA
CID002777	SAXONIA Edelmetalle GmbH	Gold	GERMANY
CID002778	WIELAND Edelmetalle GmbH	Gold	GERMANY
CID002779	Oegussa Oesterreichische Gold- und Silber-Scheideanstalt Gesm.b.H.	Gold	AUSTRIA
CID002786	Chofu Works	Tin	CHINA
CID002815	South-East Nonferrous Metal Company Limited of Hengyang City	Tungsten	CHINA
CID002816	PT Sukses Inti Makmur	Tin	INDONESIA
CID002819	Jiangxi Yaosheng Tungsten Co., Ltd.	Tin	CHINA
CID002827	Philippine Chuangxin Industrial Co., Inc.	Tungsten	PHILIPPINES
CID002829	PT Kijang Jaya Mandiri	Tin	INDONESIA
CID002830	Xinfeng Huarui Tungsten & Molybdenum New Material Co., Ltd.	Tungsten	CHINA
CID002833	ACL Metais Eireli	Tungsten	BRAZIL
CID002834	Thai Nguyen Mining and Metallurgy Co., Ltd.	Tin	VIET NAM
CID002835	PT Menara Cipta Mulia	Tin	INDONESIA
CID002842	Jiangxi Tuohong New Raw Material	Tantalum	CHINA
CID002843	PT Menara Cipta Mulia	Tin	KOREA, REPUBLIC OF
CID002844	HuiChang Hill Tin Industry Co., Ltd.	Tin	CHINA
CID002845	Moliren Ltd.	Tungsten	RUSSIAN FEDERATION
CID002847	Meta Materials	Tantalum	NORTH MACEDONIA
CID002848	Gejiu Fengming Metallurgy Chemical Plant	Tin	CHINA
CID002849	Guanyang Guida Nonferrous Metal Smelting Plant	Tin	CHINA
CID002850	AU Traders and Refiners	Gold	SOUTH AFRICA
CID002852	GGC Gujrat Gold Centre Pvt. Ltd.	Gold	INDIA
CID002853	Sai Refinery	Gold	INDIA
CID002854	Universal Precious Metals Refining Zambia	Gold	ZAMBIA
CID002857	Modeltech Sdn Bhd	Gold	MALAYSIA
CID002858	Modeltech Sdn Bhd	Tin	MALAYSIA
CID002859	Gejiu Jinye Mineral Company	Tin	CHINA
CID002861	ULVAC Inc.	Tantalum	JAPAN
CID002863	Bangalore Refinery	Gold	INDIA
CID002865	Kyshtym Copper-Electrolytic Plant ZAO	Gold	RUSSIAN FEDERATION
CID002866	Morris and Watson Gold Coast	Gold	AUSTRALIA
CID002867	Degussa Sonne / Mond Goldhandel GmbH	Gold	GERMANY
CID002870	PT Lautan Harmonis Sejahtera	Tin	INDONESIA
CID002872	Pease & Curren	Gold	UNITED STATES OF AMERICA
CID002893	JALAN & Company	Gold	INDIA
CID002899	Al Ghaith Gold	Gold	UNITED ARAB EMIRATES
CID002904	Hung Cheong Metal Manufacturing Limited	Gold	CHINA
CID002918	SungEel HiMetal Co., Ltd.	Gold	KOREA, REPUBLIC OF
CID002919	Planta Recuperadora de Metales SpA	Gold	CHILE
CID002920	ABC Refinery Pty Ltd.	Gold	AUSTRALIA
CID002946	Xianghualing Tin Industry Co., Ltd.	Tin	CHINA
CID002973	Safimet S.p.A	Gold	ITALY
CID003116	Guangdong Hanhe Non-Ferrous Metal Co., Ltd.	Tin	CHINA
CID003153	State Research Institute Center for Physical Sciences and Technology	Gold	LITHUANIA
CID003159	RFH Recycling Metals Co., Ltd.	Tantalum	CHINA
CID003182	Hunan Litian Tungsten Industry Co., Ltd.	Tungsten	CHINA
CID003185	African Gold Refinery	Gold	UGANDA
CID003186	Gold Coast Refinery	Gold	GHANA
CID003189	NH Recytech Company	Gold	KOREA, REPUBLIC OF
CID003190	Chifeng Dajingzi Tin Industry Co., Ltd.	Tin	CHINA
CID003191	Jiujiang Janny New Material Co., Ltd.	Tantalum	CHINA
CID003195	DS PRETECH Co., Ltd.	Gold	KOREA, REPUBLIC OF
CID003205	PT Bangka Serumpun	Tin	INDONESIA
CID003208	Pongpipat Company Limited	Tin	MYANMAR
CID003226	Freeport Cobalt Oy	Gold	FINLAND
CID003324	QG Refining, LLC	Gold	UNITED STATES OF AMERICA
CID003325	Tin Technology & Refining	Tin	UNITED STATES OF AMERICA
CID003348	Dijllah Gold Refinery FZC	Gold	UNITED ARAB EMIRATES

CID003350	Atlantic Copper, S.L.U.	Gold	SPAIN
CID003356	Dongguan CiEXPO Environmental Engineering Co., Ltd.	Tin	CHINA
CID003379	Ma’anshan Weitai Tin Co., Ltd.	Tin	CHINA
CID003380	PT Masbro Alam Stania	Tin	INDONESIA
CID003381	PT Rajawali Rimba Perkasa	Tin	INDONESIA
CID003382	CGR Metalloys Pvt Ltd.	Gold	INDIA
CID003383	Sovereign Metals	Gold	INDIA
CID003387	Luna Smelter, Ltd.	Tin	RWANDA
CID003388	KGETS Co., Ltd.	Tungsten	KOREA, REPUBLIC OF
CID003395	OMODEO A. E S. METALLEGHE SRL	Tin	ITALY
CID003397	Yunnan Yunfan Non-ferrous Metals Co., Ltd.	Tin	CHINA
CID003401	Fujian Ganmin RareMetal Co., Ltd.	Tungsten	China
CID003402	CP Metals Inc.	Tantalum	UNITED STATES OF AMERICA
CID003407	Lianyou Metals Co., Ltd.	Tungsten	TAIWAN, PROVINCE OF CHINA
CID003408	JSC “Kirovgrad Hard Alloys Plant”	Tungsten	RUSSIAN FEDERATION
CID003409	Precious Minerals and Smelting Limited	Tin	INDIA
CID003410	Gejiu City Fuxiang Industry and Trade Co., Ltd.	Tin	CHINA
CID003416	NPP Tyazhmetprom LLC	Tungsten	RUSSIAN FEDERATION
CID003417	Hubei Green Tungsten Co., Ltd.	Tungsten	CHINA
CID003421	C.I Metales Procesados Industriales SAS	Gold	COLOMBIA
CID003424	Eco-System Recycling Co., Ltd. North Plant	Gold	JAPAN
CID003425	Eco-System Recycling Co., Ltd. West Plant	Gold	JAPAN
CID003427	Albasteel Industria e Comercio de Ligas Para Fundicao Ltd.	Tungsten	BRAZIL
CID003448	CP Metals Inc.	Tungsten	UNITED STATES OF AMERICA
CID003449	PT Mitra Sukses Globalindo	Tin	INDONESIA
CID003461	Augmont Enterprises Private Limited	Gold	INDIA
CID003463	Kundan Care Products Ltd.	Gold	INDIA
CID003468	Cronimet Brasil Ltda	Tungsten	BRAZIL
CID003474	TRATHO Metal Quimica	Tin	BRAZIL
CID003486	CRM Fundicao De Metais E Comercio De Equipamentos Eletronicos Do Brasil Ltda	Tin	BRAZIL
CID003487	Emerald Jewel Industry India Limited (Unit 1)	Gold	INDIA
CID003488	Emerald Jewel Industry India Limited (Unit 2)	Gold	INDIA
CID003489	Emerald Jewel Industry India Limited (Unit 3)	Gold	INDIA
CID003490	Emerald Jewel Industry India Limited (Unit 4)	Gold	INDIA
CID003497	K.A. Rasmussen	Gold	NORWAY
CID003498	V&D New Materials (Jiangsu) Co., Ltd.	Tantalum	CHINA
CID003500	Alexy Metals	Gold	UNITED STATES OF AMERICA
CID003504	Conecsus LLC	Tin	UNITED STATES OF AMERICA
CID003524	CRM Synergies EMEA, S.L.U.	Tin	SPAIN
CID003529	Sancus ZFS (L’Orfebre, SA)	Gold	COLOMBIA
CID003540	Sellem Industries Ltd.	Gold	MAURITANIA
CID003548	MD Overseas	Gold	INDIA
CID003553	Artek LLC	Tungsten	RUSSIAN FEDERATION
CID003557	Metallix Refining Inc.	Gold	UNITED STATES OF AMERICA
CID003575	Metal Concentrators SA (Pty) Ltd.	Gold	SOUTH AFRICA
CID003580	Ganzhou Sunny Non-Ferrous Metals Co., Ltd.	Tungsten	CHINA
CID003581	Rian Resources SDN. BHD.	Tin	MALAYSIA
CID003582	Fabrica Auricchio Industria e Comercio Ltda.	Tin	BRAZIL
CID003583	RFH Yancheng Jinye New Material Technology Co., Ltd.	Tantalum	CHINA
CID003609	Fujian Xinlu Tungsten Co., Ltd.	Tungsten	CHINA
CID003612	OOO “Technolom” 2	Tungsten	RUSSIAN FEDERATION
CID003614	OOO “Technolom” 1	Tungsten	RUSSIAN FEDERATION
CID003615	WEEEREFINING	Gold	FRANCE
CID003617	Value Trading	Gold	BELGIUM
CID003641	Gold by Gold Colombia	Gold	COLOMBIA
CID003643	LLC Vostok	Tungsten	RUSSIAN FEDERATION
CID003662	YUDU ANSHENG TUNGSTEN CO., LTD.	Tungsten	CHINA
CID003663	Dongwu Gold Group	Gold	CHINA
CID003666	SAM Precious Metals FZ-LLC	Gold	UNITED ARAB EMIRATES
CID003690	NOBLE METAL SERVICES	Gold	UNITED STATES OF AMERICA
CID003831	DS Myanmar	Tin	MYANMAR
CID003868	PT Putera Sarana Shakti (PT PSS)	Tin	INDONESIA
CID003926	5D Production OU	Tantalum	ESTONIA
CID003973	XIMEI RESOURCES(GUIZHOU) TECHNOLOGY CO., LTD.	Tantalum	CHINA
CID003978	HANNAE FOR T Co., Ltd.	Tungsten	KOREA, REPUBLIC OF
CID003993	Tungsten Vietnam Joint Stock Company	Tungsten	VIET NAM
CID004010	Coimpa Industrial LTDA	Gold	BRAZIL

CID004034	Nam Viet Cromit Joint Stock Company	Tungsten	VIET NAM
CID004054	PowerX Ltd.	Tantalum	RWANDA
CID004056	MALAMET SMELTING SDN. BHD.	Tungsten	MALAYSIA
CID004060	DONGKUK INDUSTRIES CO., LTD.	Tungsten	KOREA, REPUBLIC OF
CID004065	Mining Minerals Resources SARL	Tin	CONGO, DEMOCRATIC REPUBLIC OF THE
CID004068	Plansee Composite Materials GmbH	Tungsten	GERMANY
CID004397	Lianyou Resources Co., Ltd.	Tungsten	TAIWAN, PROVINCE OF CHINA
CID004403	Takehara PVD Materials Plant / PVD Materials Division of MITSUI MINING & SMELTING CO., LTD.	Tin	JAPAN
CID004430	Shinwon Tungsten (Fujian Shanghang) Co., Ltd.	Tungsten	CHINA
CID004431	CMT Rare Metal Advanced Materials (Hunan) Co., Ltd.	Tantalum	CHINA
CID004433	KP Sanghvi International Pvt Ltd	Gold	INDIA
CID004434	Malaysia Smelting Corporation Berhad (Port Klang)	Tin	MALAYSIA
CID004435	SHENZHEN JINJUNWEI RESOURCE COMPREHENSIVE DEVELOPMENT CO., LTD.	Gold	CHINA
CID004438	Philippine Carreytech Metal Corp.	Tungsten	PHILIPPINES
CID004491	TITAN COMPANY LIMITED, JEWELLERY DIVISION	Gold	INDIA
CID004506	GG Refinery Ltd.	Gold	TANZANIA, UNITED REPUBLIC OF
CID004604	Impala Platinum - Base Metal Refinery (BMR)	Gold	SOUTH AFRICA
CID004610	Impala Platinum - Rustenburg Smelter	Gold	SOUTH AFRICA
CID004619	KENEE MINING VIETNAM COMPANY LIMITED	Tungsten	VIET NAM
CID004685	PT Mitra Graha Raya	Tin	INDONESIA
CID004692	RIKAYAA GREENTECH PRIVATE LIMITED	Tin	INDIA
CID004697	Attero Recycling Pvt Ltd	Gold	INDIA
CID004704	SOLEIL METALS (Chala One Plant)	Gold	PERU
CID004705	SOLEIL METALS (YAKARI Plant)	Gold	PERU
CID004714	Impala Platinum - Platinum Metals Refinery (PMR)	Gold	SOUTH AFRICA
CID004724	Woodcross Smelting Company Limited	Tin	UGANDA
CID004754	Global Advanced Metals Greenbushes Pty Ltd.	Tin	AUSTRALIA
CID004755	Elite Industech Co., Ltd.	Gold	TAIWAN, PROVINCE OF CHINA
CID004796	Longnan Chuangyue Environmental Protection Technology Development Co., Ltd	Tin	CHINA
CID004797	Philippine Bonway Manufacturing Industrial Corporation	Tungsten	PHILIPPINES
CID004813	Jiangxi Suns Nonferrous Materials Co. Ltd.	Tantalum	CHINA
CID005006	Gasabo Gold Refinery Ltd	Gold	RWANDA
CID005012	Jing Yuan Tungsten Technology Co., Ltd.	Tungsten	TAIWAN, PROVINCE OF CHINA
CID005014	Minera Titan del Peru SRL (MTP) - Belen Plant	Gold	PERU
CID005017	LAOS SOUTHERN MINING SMELTING SOLE CO.,LTD	Tungsten	LAO PEOPLE’S DEMOCRATIC REPUBLIC
CID005067	PT Arsed Indonesia	Tin	INDONESIA
CID005068	S.P.T. spol.s r.o.	Tungsten	CZECHIA
CID005189	P Kay Metal, Inc	Tin	UNITED STATES OF AMERICA
CID005248	Tungamoy Metals Inc.	Tungsten	KOREA, REPUBLIC OF
CID005373	Geo Enterprise	Tungsten	GEORGIA
CID005396	Naoshima Smelter & Refinery	Gold	JAPAN
CID005401	KGHM Polska Miedz S.A. Oddzial Huta Miedzi, Glogow	Gold	POLAND
CID005476	Aurubis AG, Hamburg	Gold	Germany
CID005522	ARGET SAC	Gold	PERU
CID005589	Boliden Harjavalta Oy	Gold	FINLAND
CID005614	Glencore Nikkelverk AS	Gold	NORWAY
	Bauer Walser AG	Gold	GERMANY
	Elemetal Refining, LLC	Gold	UNITED STATES OF AMERICA
	Jinlong Copper Co.,Ltd.	Gold	CHINA
	Schone Edelmetaal B.V.	Gold	NETHERLANDS
	Shandong Yanggu Xiangguang Co. Ltd.	Gold	CHINA
	Shandong Zhongkuang Group Co.,Ltd.	Gold	CHINA
	So Accurate Group, Inc.	Gold	UNITED STATES OF AMERICA
	Smelter not yet identified	Gold
	H.C. Starck GmbH Laufenburg	Tantalum	GERMANY
	Hi-Temp Specialty Metals, Inc.	Tantalum	UNITED STATES OF AMERICA
	Plansee SE Liezen	Tantalum	AUSTRIA
	PRG Dooel	Tantalum	NORTH MACEDONIA
	Smelter not yet identified	Tantalum
	China Rare Metal Materials Company	Tin	CHINA
	Cooperativa Metalurgica de Rondonia Ltda.	Tin	BRAZIL
	DingNan JiaWang HuanBao Co. LTD	Tin	CHINA

Guangxi Zhongshan Jin Yi Smelting Co., Ltd	Tin	CHINA
Hunan Xianghualing Tin Co. ltd	Tin	CHINA
Materials Eco-Refining CO.,LTD	Tin	JAPAN
PSC VSMPO-AVISMA Corp.	Tin	RUSSIAN FEDERATION
PT Bangka Putra Karya	Tin	INDONESIA
PT Justindo	Tin	INDONESIA
PT O.M. Indonesia	Tin	INDONESIA
PT Wahana Perkit Jaya	Tin	INDONESIA
Smelter not yet identified	Tin
BESEEM MINING CO., LTD.	Tungsten	CHINA
Pobedit, JSC	Tungsten	RUSSIAN FEDERATION
Smelter not yet identified	Tungsten